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                                                                   EXHIBIT 10.30

                             STOCK OPTION AGREEMENT
                                  TRANSFERABLE


                GLOBIX CORPORATION, a Delaware corporation ("Company"), as of the 26th day of March, 1999 hereby grants to MARC H. BELL ("Optionee"), having an address at 295 Lafayette St. New York, N.Y. 10012, in consideration of services and advice rendered by Optionee to the Company, the irrevocable right and option ("Option") to purchase all or part of an aggregate of One Million Twenty-Four Thousand One Hundred Forty-Five (1,024,145) shares ("Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"), on the terms and conditions hereinafter set forth:

                  6. PURCHASE PRICE. The purchase price for the Shares shall be $37 per Share, said price being the price to the public for the Common Stock of the Company in the offering which closed on the date hereof, subject to adjustment as provided in Section 5 below.

                  7.  TERM OF OPTION; EXERCISE.

                  (a) The Option shall terminate ten (10) years from the date hereof, unless earlier terminated in accordance with the terms hereof. The Option shall be exercisable in whole or in part, as determined by the Optionee, at any time from the date hereof.

                  (b) The Option or portion thereof shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of Shares as to which the Option is being exercised and shall be accompanied by payment in full of the purchase price for such Shares. The option price shall be payable in United States dollars, and may be paid in cash or by certified check on a United States bank or by other means acceptable to the Company. In no event shall the Company be required to issue any Shares (i) until counsel for the Company determines that the Company has complied with all applicable securities or other laws and/or all requirements of any national securities exchange or the National Association of Security Dealers Automated Quotation System on which the Common Stock may then be listed, and (ii) unless Optionee reimburses the Company for any tax withholding required and supplies the Company with such information and data as the Company may deem necessary.

                  (c) Optionee shall not, by virtue of the granting of the Option, be entitled to any rights of a shareholder in the Company and shall not be considered a record holder of any Shares purchased by him until the date on which he shall actually be recorded as the holder of such Shares upon the stock records of the Company. The Company shall not be required to issue any fractional Share upon exercise of the Option and shall not be required to pay to the Optionee the cash equivalent of any fractional
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Share interest.

                  8. TRANSFER; TERMINATION OF EMPLOYMENT; DISABILITY; DEATH.

                  (a) The Option shall be transferable, in whole or in part, provided, however, that (i) the transferee shall have the same rights and restrictions as Optionee and shall be bound by the terms of this Agreement; and
(ii) the Company shall be notified in writing as to the name and address of the transferee and the number of shares transferred.

                  (b) In the event that the Optionee ceases to be employed by the Company at any time for any reason (excluding disability or death), the Option or appropriate portion thereof and all rights thereunder shall be exercisable by the Optionee within twenty-four months thereafter, but in no event later than the termination date of the Option.

                  (c) In the event an Optionee is permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section of the Code) the Option or appropriate portion thereof shall be exercisable by the Optionee (or his or her legal representative) at any time within twenty-four months of termination of employment, but in no event later than the termination date of his or her Stock Option.

                  (d) If the Optionee shall die while serving as an employee of the Company, the Option or appropriate portion thereof may be exercised by Optionee's designated beneficiary or beneficiaries (or if none have been effectively designated, by Optionee's executor, administrator or the person to whom Optionee's rights under the Option shall pass by Optionee's will or by the laws of descent and distribution) at any time within twenty-four months after the date of Optionee's death, but not later than the termination date of the Option.

                  9.       SECURITIES ACT MATTERS.

                  (a) Optionee represents that Shares issued upon any exercise of the Option will be acquired for Optionee's own account for investment only and not with a view to the distribution thereof within the meaning of the Federal Securities Act of 1933, as amended (hereinafter, together with the rules and regulations thereunder, collectively referred to as the "Act"), and that Optionee does not intend to divide Optionee's participation with others or transfer or otherwise dispose of all or any Shares except as below set forth. As herein used the terms "transfer" and "dispose" mean and include, without limitation, any sale, offer for sale, assignment, gift, pledge or other disposition or attempted disposition.

                  (b) Optionee understands that in the opinion of the Securities and Exchange Commission ("SEC") Shares must be held by him for an indefinite period unless subsequently registered under the Act or unless an exemption from registration thereunder is available; that, under Rule 144 under the Act, after one or two years from the date of payment for and issuance of the Shares, certain public sales thereof (which may be limited as to the number of Shares) may be made in accordance
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with and subject to the terms, conditions and restrictions of Rule 144, but only if certain reporting and other requirements thereunder have been complied with; and that should Rule 144 be inapplicable, registration or the availability of an exemption under the Act will be necessary in order to permit public distribution of any Shares. Optionee also understands that the Company is and will be under no obligation to register the Shares or to comply with any exemption under the Act and does not presently, and cannot at this time state whether it will at any time be in a position to or will, comply with any reporting or other requirements of Rule 144.

                  (c) Optionee shall not at any time transfer or dispose of any Shares except pursuant to either (i) a registration statement under the Act which registration statement has become effective as to the Shares being sold or
(ii) a specific exemption from registration under the Act, but only after Optionee has first obtained either a "no-action" letter from the SEC, following full and adequate disclosure of all facts relating to such proposed transfer, or a favorable opinion from or acceptable to counsel to the Company that the proposed transfer or other disposition complies with and is not in violation of the Act or any applicable state "blue sky" or securities laws.

                  10.      ANTI-DILUTION PROVISIONS.

                  (a) Subject to the provisions of paragraph 5(b) below, if at any time or from time to time prior to expiration of the Option there shall occur any change in the outstanding Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, recapitalization, reorganization, liquidation or the like, then and as often as the same shall occur, the kind and number of Shares subject to the Option, or the purchase price per Share, or both, shall be adjusted by the Board of Directors of the Company ("Board") in such manner as is fair and the Board may deem appropriate, the determination of which Board shall be binding and conclusive. Failure of the Board to provide for any such adjustment shall be prima facie evidence that no adjustment is required.

                  (b) The Board shall have the right to engage a firm of independent certified public accountants, which may be the Company's regular auditors, to make any computation provided for in this Section, and a certificate of that firm showing the required adjustment shall be conclusive and binding.

                  11. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and shall be given either by
(i) personal delivery or regular mail, in each case against receipt, or (ii) first class registered or certified mail, return receipt requested. Any such communication shall be deemed to have been given (i) on the date of receipt in the cases referred to in clause (i) of the preceding sentence and (ii) on the second day after the date of mailing in the cases referred to in clause (ii) of the preceding sentence. All such communications to the Company shall be addressed to it, to the
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attention of its Secretary or Treasurer, at its then principal office and to the
Optionee at the address set forth above or such other address as may be designated by like notice hereunder. A copy of any notice given to the Company shall be sent by certified mail, return receipt requested to Milberg Weiss Bershad Hynes & Lerach LLP, Attn: Arnold N. Bressler, One Pennsylvania Plaza,
New York, New York 10119.

                  12. MISCELLANEOUS. This Agreement cannot be changed except in writing signed by the party to be charged. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed exclusively in New York. The Option is a non-qualified stock option. Optionee shall execute this Agreement and return it to the Company within thirty (30) days after the mailing or delivery by the Company of this Agreement. If Optionee shall fail to execute and return this Agreement within said thirty (30) day period, the Option shall automatically terminate. The section headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.

                               GLOBIX CORPORATION



                               By
                                   --------------------------------
                                   Robert B. Bell,
                                   Executive Vice President

                               OPTIONEE:




                               Marc H. Bell